Stifel Financial Corp. Investor Presentation March 2008

Issuer Free Writing Prospectus Filed Pursuant To Rule 433 Registration Statement No. 333-147515 March 5, 2008 The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-500-5408.

Forward looking statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp. and Stifel, Nicolaus and Company, Inc. and its other subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect" and similar expressions. In particular, these statements may refer to our goals, intentions and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things changes in general economic and business conditions, actions of competitors, regulatory actions, changes in legislation and technology changes. To supplement our financial statements presented in accordance with GAAP, management uses certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are in addition to results prepared by the Company in accordance with GAAP, and should only be considered together with the Company's GAAP results.

Table of Contents

Offering Overview

Offering Summary Issuer: Stifel Financial Corp. Offering Type: Secondary / Add-On Offering Offering Size: 2.2 million common shares 300,000 primary / 1,900,000 secondary Shares Outstanding: 15,665,146 pre-offering / 15,965,146 post-offering Overallotment Option: 15% (all primary shares) Selling Shareholders: BankAtlantic Bancorp, Inc. (1,600,000 shares) The Western and Southern Life Insurance Company (300,000 shares) Current Price: $46.07 per share (as of March 4, 2008) Ticker/Listing: "SF" / NYSE Expected Pricing: Week of March 17, 2008 Joint Bookrunners: Stifel Nicolaus; Merrill Lynch & Co.; Keefe, Bruyette & Woods Co-Manager: Fox-Pitt Kelton Cochran Caronia Waller

Why Buy Stifel Financial (SF) Opportunistic timing to become a shareholder Diversified business Growth story Disciplined acquirer and skilled integrator Scalable platform Superior ROE Attractive relative valuation Industry retrenchments provide growth opportunity

Who we are

Stifel Profile General Parent Company: Stifel Financial Corp. (NYSE:SF) Nearly 3,000 associates in 175 offices in U.S. and Europe Management and associates currently own approximately 50% of the firm Strong financial performance; 2007 marked our 12th consecutive year of record net revenue Market Information Current Share Price $46.07 (as of 3/4/08) 52 Week High/Low $63.48 - $38.50 Shares Outstanding 15.6 million (pre-offering) Market Cap $720 million (pre-offering) Book Value/Share $27.54

Stifel History Founded in St. Louis in 1890 Strong track record in 20s - 50s as an innovative underwriter Led numerous significant financings Mackinaw Bridge, O'Hare Airport NYSE Member firm since 1958 Seven successful acquisitions from the 1960s - 2007 IPO NYSE 1983 Symbol - SF

Overview Diversified business model National footprint of 1,150+ financial advisors in 148 offices A leading brokerage and investment banking firm off Wall Street Award winning research platform Stifel Bank Growth through organic and opportunistic acquisitions Industry consolidation has created tremendous opportunity Successful integration of LM Capital Markets and Ryan Beck Enhanced shareholder value - strong per share growth Well positioned for growth Continue to expand private client footprint Expand institutional equity and investment banking businesses Focus on asset generation within Stifel Bank Strong financial results have validated our growth strategy 12 consecutive years of record net revenue

Strong Financial Performance - Record Results

Why We Are Different Building Shareholder Value

Attractive Risk Adjusted Returns

Experienced Team with Long Tenure Management Years Experience Years at Stifel * Overview Ron Kruszewski Chairman, President & CEO 23 years 11 years n President & CEO since September 1997 n Chairman since April 2001 Jim Zemlyak Senior VP, Treasurer & CFO 23 years 9 years n Senior VP, Treasurer & CFO since 1999 n Director since 2004 Richard Himelfarb Senior Vice President 25 years 25 years n Senior VP, Head of Investment Banking n Head of Investment Banking at Legg Mason from October 1983 until joining Stifel in December 2005 Scott McCuaig Senior VP & Head of PCG 33 years 10 years n Senior VP since January 1998 n Head of Private Client Group Thomas Mulroy Senior Vice President 24 years 21 years n Senior VP, Director of Equity Capital Markets and director since December 2005 Ben Plotkin Senior Vice President 25 years 21 years n Senior VP since February 2007 n Joined Ryan Beck in 1987 David Sliney Senior Vice President 15 years 15 years n Senior VP, Head of Technology and Operations n Joined Stifel in 1992 Joseph Sullivan Senior Vice President 28 years 13 years n Senior VP, Director of Fixed Income Capital Markets and director since December 2005 n Joined Legg Mason in August 1994

With Alignment of Interests

Diversified Business w/ Multiple Growth Channels

Highly Regarded Private Client Group Value-added Investment Advice by Independent Thinkers Creates Growth Powerful network of 1,163 financial advisors Financial Advisors instilled with entrepreneurial attitude through compensation structure and ownership alignment Concentration in the Midwest and Mid-Atlantic and growing presence in Northeast, Southeast and Western US Ryan Beck acquisition considerably expands footprint Significant growth including retail branches nearly doubling from 79 in 2002 to 148 in 2007 and Financial Advisors more than doubling from 412 in 2002 to 966 in 2007 Consistently increasing productivity per Financial Advisor

Leading "Off Wall Street" Capital Markets Platform

Award Winning Broad-Based Research Award Winning Research Across Sectors - Quality Investment Ideas Leading off Wall Street research franchise with 700 companies covered across 8 industries 60 research analysts

Stifel Bank & Trust The addition of banking services will help recruit investment executives and retain client relationships Focus on asset generation in order to leverage our accounts and balances Service the needs of middle market commercial business and high net worth individuals Since the closing of the acquisition in April, the Bank has grown to $268 million in assets, up 84% No branch network required Excellent management team led by John Dubinsky Stifel Financial has approximately $4 billion in client cash equivalents

How we built the firm

Successful Acquisition History

Resulting in Strong Top Line and Per Share Growth

Private Client Group 1997 Footprint

Private Client Group Organic Growth (1997-2005)

Private Client Group Acquisitions and New Expansion (Ryan Beck, MJSK, Westward Growth)

2005 Acquisition Bolstered Capital Markets September 30, 2005

2005 Acquisition Bolstered Capital Markets Legg Mason Capital Markets

2005 Acquisition Bolstered Capital Markets Today

Stifel Bank & Trust Bought a bank to expand the Stifel platform Allows firm to offer liability products and services to Private Client Group Clients Selected a small conservative bank to limit asset quality problems

Growth Strategy

Overall Growth Strategy Expand private client footprint in the U.S. Expand institutional equity business both domestically and internationally Grow investment banking Focus on asset generation within banking operations Approach acquisition opportunities with discipline Consolidation and Industry Retrenchments Drive our Growth

Industry Landscape -- Past

Industry Landscape -- Acquired

Industry Landscape -- Current

Private Client Group Where Are We Going - National Footprint

Build Out Our Capital Raising Capabilities

Growth Strategy of Stifel Bank

Finacial Highlights

Annual Highlights Record GAAP net revenue of $763.1 million, a 69% increase for 2007 as compared to 2006, making 2007 the twelfth consecutive year of record net revenues. Record GAAP net income of $32.2 million, or $1.88 per diluted share, a 108% increase for 2007 as compared to 2006. Book value per common share increased 49% to $27.54 in 2007. Record Core net income of $66.8 million, or $3.90 per diluted share, a 69% increase for the year as compared to 2006. Our Private Client Group ("PCG"), and Equity Capital Markets ("ECM"), achieved record revenue and profits for the year ended December 31, 2007. Our Fixed Income Capital Markets achieved record revenues in 2007, increasing 21%. Investment banking revenue increased 104% to $169.4 million. Asset management and service fees increased 76% to $101.6 million. For the year ended December 31, 2007, utilizing Core earnings, pretax margin was 14%. For the year ended December 31, 2007, utilizing Core earnings, return on average equity was 18%.

5 Year Core Income Statements

Net Revenues

Core Net Income

Diluted Earnings Per Share

Total Equity

Book Value Per Share

Non-core Charges

Compelling Valuation

Key Pricing Metrics

Key Takeaways Opportunistic timing to become a shareholder Diversified business Growth story Disciplined acquirer and skilled integrator Scalable platform Superior ROE Attractive relative valuation Industry retrenchments provide growth opportunity

Questions and Answers